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                                                                EXHIBIT 10.17(a)

                              FIRST AMENDMENT TO
                      ACCOUNTS RECEIVABLE LOAN AGREEMENT


     This First Amendment to Accounts Receivable Loan Agreement ("Amendment") is entered into as of October 27, 1995, by and between Uni-Star Industries, Inc., a Delaware corporation ("Borrower"), and City National Bank, a national banking association ("CNB").

                                   RECITALS

A. Borrower and CNB are parties to that certain Accounts Receivable Loan Agreement dated as of August 30, 1995, as herein amended, hereinafter the "Loan Agreement".

B. Borrower is in violation of Section 7.3 "Loans" with respect to advances to Subsidiaries exceeding the maximum allowed.

C. Borrower and CNB desire to supplement and amend the Loan Agreement as hereinafter set forth.

   NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Loan Agreement.

2. Amendments. The Loan Agreement is amended as follows:

   2.1 Section 6.11.1 of the Loan Agreement shall be amended by deleting the number "$3,700,000.00" and inserting in its place and stead the number "$4,000,000.00".

   2.2 Section 7.3 of the Loan Agreement shall be amended by deleting the number "$650,000.00" and inserting in its place and stead the number "$1,100,000.00".

3. Waiver of Event of Default. CNB hereby waives the Event of Default caused by Borrower's failure to comply with or observe the provisions of Section 7.3 of the Loan Agreement prior to giving effect to the amendment contemplated by
Section 2.2 of this Amendment for the period ending September 30, 1995. This waiver shall be effective solely with respect to the matter described in this
Section 3 of this Amendment and shall not be deemed to be or construed to be or construed to be a waiver of any other term or condition of the Loan Agreement or any other term or condition of the instruments or agreements referred to therein or otherwise executed in connection therewith, or to prejudice any right, power or remedy that CNB may now have or may have in the future under or in connection with the Loan Agreement or the instruments referred to therein or otherwise executed in connection therewith with respect to any other Event of Default or Potential Event of Default which may exist or arise. Borrower represents and warrants to CNB that no other Events

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Uni-Star Industries, Inc.
First Amendment to Accounts Receivable Loan Agreement
October 27, 1995

     of Default or Potential Events of Default exist under the Loan Agreement.

4. Conditions Precedent. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

     4.1  CNB shall have received this Amendment duly executed by Borrower.

5. Existing Loan Agreement. Except as expressly amended herein, the Loan Agreement shall remain in full force and effect, and in all other respects is affirmed.

6. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

     IN WITNESS WHEREOF, Borrower and CNB have executed this Amendment as of the day and year first above written.


"Borrower"                   Uni-Star Industries, Inc., a Delaware corporation

                             By: /s/ Neal Castleman
                                ------------------------------------
                                 Neal Castleman, President

"CNB"                        City National Bank, a national banking association

                             By: /s/ Phillip Goessler
                                -------------------------------------
                                Phillip Goessler, Vice President

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